EXHIBIT 10-30
                                 PROMISSORY NOTE



March 28, 2002                                                $330,000.00
---------------                                               -----------

     FOR VALUE RECEIVED, the undersigned (hereinafter referred to as "Maker") promises to pay to Angelo S. Morini, (hereinafter referred to as "Payee"), the principal sum of Three Hundred Thirty Thousand Dollars and No Cents ($330,000.00), on or before June 15, 2006 ("Maturity Date"). Maker may prepay the whole or any part of the principal amount of this Note from time to time without premium or penalty. Interest shall accrue at an annual rate of prime (per SouthTrust Bank, N.A.) and be paid monthly.

     The occurrence of any one or more of the following events shall constitute a default (hereinafter referred to as an "Event of Default"): (i) Maker fails to pay any amount when due; (ii) Maker makes an assignment for the benefit of creditors, or an action is brought by Maker seeking Maker's dissolution or liquidation of its assets or seeking the appointment of a trustee, interim trustee, receiver or other custodian for any of its property, or Maker commences a voluntary case under the Federal Bankruptcy Code, or a reorganization or an arrangement proceeding is instituted by Maker for the settlement, readjustment, composition or extension of any of its debts upon any terms; or (iii) an action is brought seeking Maker's dissolution or liquidation of any of its assets or seeking the appointment of a trustee, interim trustee, receiver or other custodian for any of its property, and such action is consented to or acquiesced in by Maker or is not dismissed within ninety (90) days of the date upon which it was instituted, or a proceeding under the Federal Bankruptcy Code is instituted against Maker and an order for relief is entered in such proceeding or such proceeding is consented to or acquiesced in by Maker or is not dismissed within (90) days of the date upon which it was instituted.

     Upon the occurrence of an Event of Default, Payee, at its option, without demand or notice of any kind, may declare this Note immediately due and payable, whereupon all outstanding principal and interest shall become immediately due and payable. If this Note is collected by or through an attorney-at-law, all costs of collection, including reasonable attorney's fees, shall be paid by Maker.

     Time is of the essence. Demand, presentment, notice, notice of demand, notice for payment, protest and notice of dishonor are hereby waived by each and every maker, guarantor, surety and other person or other entity primarily or secondarily liable on this Note.

     Payee shall not be deemed to waive any of its rights unless such waiver be in writing and signed by Payee. No delay or omission by Payee in exercising any of its rights shall be construed as a consent to or a waiver of any right or remedy on any future occasion.

     This Note shall be governed by and construed and enforced in accordance with the laws of the State of Florida. Whenever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note.

     SIGNED, SEALED AND DELIVERED by the undersigned as of the day and year first above set forth.


                                        Galaxy Nutritional Foods Company, Inc
                                        -------------------------------------

                                        By: /s/ LeAnn C Hitchcock
                                            ---------------------------------
                                            LeAnn C. Hitchcock
                                            Chief Financial Officer

ATTEST:

/s/ Salvatore J. Furnari
---------------------------
Controller